Exhibit 4.2

Execution Version

0.868% SENIOR NOTES DUE 2023

1.322% SENIOR NOTES DUE 2024

1.915% SENIOR NOTES DUE 2027

2.272% SENIOR NOTES DUE 2028

2.539% SENIOR NOTES DUE 2032

3.132% SENIOR NOTES DUE 2051

FLOATING RATE SENIOR NOTES DUE 2023

FLOATING RATE SENIOR NOTES DUE 2024

FIRST SUPPLEMENTAL

INDENTURE

between

BAXTER INTERNATIONAL INC.,

as Issuer

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Dated as of December 1, 2021

i

EXHIBIT A-1	Form of 2023 Note

EXHIBIT A-2	Form of 2024 Note

EXHIBIT A-3	Form of 2027 Note

EXHIBIT A-4	Form of 2028 Note

EXHIBIT A-5	Form of 2032 Note

EXHIBIT A-6	Form of 2051 Note

EXHIBIT A-7	Form of 2023 FRN Note

EXHIBIT A-8	Form of 2024 FRN Note

EXHIBIT B	Form of Transfer Certificate for Exchange or Transfer from Rule 144A Global Note to Regulation S Global Note Prior to the Expiration of the Distribution Compliance Period

EXHIBIT C	Form of Transfer Certificate for the Transfer or Exchange from Rule 144A Global Note to Regulation S Global Note After the Expiration of the Distribution Compliance Period

EXHIBIT D	Form of Transfer Certificate for Exchange or Transfer from Regulation S Global Note to Rule 144A Global Note

ii

FIRST SUPPLEMENTAL INDENTURE, dated as of December 1, 2021 (this “Supplemental Indenture”), between Baxter International Inc., a Delaware corporation (the “Company”), and U.S. Bank National Association, as Trustee, under the Indenture, dated as of December 1, 2021 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide for, among other things, the issuance from time to time of the Company’s debt securities in one or more series as might be authorized under the Indenture;

WHEREAS, the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and terms of any series of Securities (as defined in the Indenture) as provided by Sections 2.01 and 3.01 of the Indenture;

WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to issue the Securities provided for in this Supplemental Indenture;

WHEREAS, the Company desires to enter into this Supplemental Indenture to provide for the establishment of eight series of Securities (as defined in the Indenture) to be known as (i) the 0.868% Senior Notes due 2023 (the “2023 Notes”), (ii) the 1.322% Senior Notes due 2024 (the “2024 Notes”), (iii) the 1.915% Senior Notes due 2027 (the “2027 Notes”), (iv) the 2.272% Senior Notes due 2028 (the “2028 Notes”), (v) the 2.539% Senior Notes due 2032 (the “2032 Notes”), (vi) the 3.132% Senior Notes due 2051 (the “2051 Notes” and, together with the 2023 Notes, the 2024 Notes, the 2027 Notes, the 2028 Notes and the 2032 Notes, the “Fixed Rate Notes”), (vii) the Floating Rate Senior Notes due 2023 (the “2023 FRN Notes”) and (viii) the Floating Rate Senior Notes due 2024 (the “2024 FRN Notes” and, together with the 2023 FRN Notes, the “Floating Rate Notes” and, the Floating Rate Notes together with the Fixed Rate Notes, the “Notes”), the form, substance, terms, provisions and conditions of which shall be set forth in the Indenture and this Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture in order to satisfy all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms and (ii) the Securities provided for hereby, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company.

NOW THEREFORE, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

DEFINITIONS

Section 1.01 Definition of Terms. Unless the context otherwise requires:

(a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

(b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture;

(e) headings are for convenience of reference only and do not affect interpretation; and

(f) the following terms have the meanings given to them in this Section 1.01(f):

“Additional Interest” means, with respect to a series of Notes, all additional interest, if any, then owing on the Notes of such series pursuant to the Registration Rights Agreement.

“Benchmark” means, initially, Compounded SOFR, as such term is defined in Section 2.04(b) of this Supplemental Indenture; provided that, if the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that, if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (x) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (y) the Benchmark Replacement Adjustment;

(2) the sum of: (x) the ISDA Fallback Rate and (y) the Benchmark Replacement Adjustment; or

(3) the sum of: (x) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (y) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of Interest Period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other technical, administrative or operational matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means U.S. Bank National Association, or any successor.

“Clearstream” means Clearstream Banking, S.A., or its successor.

“Company” shall have the meaning set forth in the first paragraph hereof, and shall also include the Company’s successors and permitted assigns.

“Depositary” means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Notes. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Distribution Compliance Period” means, with respect to a Regulation S Security, the “distribution compliance period”, as such term is defined in Regulation S, for such Regulation S Security.

“Euroclear” means Euroclear Bank SA/NV, or its successor.

“Exchange Notes” means, with respect to a series of Notes, Securities of the Company issued in an Exchange Offer and having terms identical in all material respects to the Initial Notes of such series, except for the issue date and, if applicable, the first Interest Payment Date and the date from which interest shall accrue and except that the transfer restrictions under the Securities Act shall be eliminated and the Additional Interest provisions shall not apply to such Securities.

“Exchange Offer” means an offer made by the Company pursuant to a Registration Rights Agreement to exchange the Initial Notes or additional Notes issued under Section 2.02(a), as applicable, for the related Exchange Notes.

“Global Notes” shall have the meaning set forth in Section 2.05(b).

“Hillrom” means Hill-Rom Holdings, Inc., an Indiana corporation.

“Indenture” shall have the meaning set forth in the first paragraph hereof.

“Initial Notes” means, with respect to a series of Notes, (i) all Notes of such series issued on the first date that the Notes of such series were originally issued under this Supplemental Indenture and (ii) any Notes of such series (other than Exchange Notes of such series) issued in replacement therefor.

“Initial Purchasers” has the meaning given to such term in the definition of “Initial Notes Registration Rights Agreement.”

“Initial Notes Registration Rights Agreement” means the Registration Rights Agreement dated December 1, 2021, between the Company and the Initial Purchasers (as defined in such Registration Rights Agreement) with respect to the Initial Notes.

“Interest Period” means, with respect to any series of the Floating Rate Notes, (i) the period commencing on any Floating Rate Interest Payment Date for such series (or with respect to the initial interest period only, commencing on December 1, 2021) to but excluding the next succeeding Floating Rate Interest Payment Date for such series, (ii) in the case of the last such period, from and including the Floating Rate Interest Payment Date for such series immediately preceding the maturity date for such series to but excluding such maturity date or (iii) in the event of any redemption of any such Floating Rate Notes, from and including the Floating Rate Interest Payment Date immediately preceding the applicable redemption date to but excluding such redemption date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Merger” means the acquisition by the Company of Hillrom by means of the merger of Bel Air Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with and into Hillrom.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of September 1, 2021, by and among the Company, Bel Air Subsidiary, Inc. and Hillrom, as amended, supplemented or otherwise modified from time to time.

“Outside Date” means December 1, 2022.

“Notes” shall have the meaning set forth in the recitals hereof.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Registration Rights Agreement” means the Initial Notes Registration Rights Agreement and any registration rights agreement entered into in connection with the issuance of any additional Notes.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Security” means a Note sold in reliance on Regulation S under the Securities Act.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Restricted Securities” means “restricted securities,” as such term is defined in Rule 144 under the Securities Act.

“Rule 144A Security” means a Note sold pursuant to Rule 144A under the Securities Act.

“Special Mandatory Redemption” has the meaning specified in Section 4.02.

“Special Mandatory Redemption Date” means the date specified in the notice of Special Mandatory Redemption described in Section 4.02 hereof, which date shall be a Business Day that is no earlier than three days and no later than 30 days from the date of such notice.

“Special Mandatory Redemption Price” means an amount equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Resale Restriction Termination Date” means, with respect to the Initial Notes of any series and any additional Note of such series issued under Section 2.02(a), (x) the date which is one year after the later of the date of original issue thereof, as the case may be, and the last date on which the Company or any of its affiliates were the owner thereof, as the case may be, (or any predecessor thereto) and (y) such later date, if any, as may be required by any subsequent change in applicable law.

ARTICLE II

THE NOTES

Section 2.01 Designation. The Company hereby establishes (a) a series of Securities designated the “0.868% Senior Notes due 2023”, (b) a series of Securities designated the “1.322% Senior Notes due 2024”, (c) a series of Securities designated the “1.915% Senior Notes due 2027”, (d) a series of Securities designated the “2.272% Senior Notes due 2028”, (e) a series of Securities designated the “2.539% Senior Notes due 2032”, (f) a series of Securities designated the “3.132% Senior Notes due 2051”, (g) a series of Securities designated the “Floating Rate Senior Notes due 2023” and (h) a series of Securities designated the “Floating Rate Senior Notes due 2024”, in each case, for issuance under the Indenture, as supplemented by this Supplemental Indenture.

Section 2.02 Principal Amount; Series Treatment.

(a) The 2023 Notes shall be initially limited to an aggregate principal amount of $800,000,000, the 2024 Notes shall be initially limited to an aggregate principal amount of $1,400,000,000, the 2027 Notes shall be initially limited to an aggregate principal amount of $1,450,000,000, the 2028 Notes shall be initially limited to an aggregate principal amount of $1,250,000,000, the 2032 Notes shall be initially limited to an aggregate principal amount of $1,550,000,000, the 2051 Notes shall be initially limited to an aggregate principal amount of $750,000,000, the 2023 FRN Notes shall be initially limited to an aggregate principal amount of $300,000,000 and the 2024 FRN Notes shall be initially limited to an aggregate principal amount of $300,000,000. The Company may, from time to time, without the consent of the Holders of the Notes, issue additional Notes of any series, so that such additional Notes and the outstanding Notes of such series will be consolidated together and form a single series of Securities under the Indenture as supplemented by this Supplemental Indenture. Any increase in the aggregate principal amount of any series of Notes shall be evidenced by an Officers’ Certificate to be delivered to the Trustee, without any further action by the Company.

(b) Any additional Notes issued under Section 2.02(a) shall have the same terms in all respects as the corresponding series of Notes, except that interest will accrue on such additional Notes from the most recent date to which interest has been paid on the Notes of such series (other than such additional Notes of such series) or if no interest has been paid on the outstanding Notes of such series from the first date that such outstanding Notes were originally issued under the Indenture, as supplemented by this Supplemental Indenture; provided that, if such additional Notes are not fungible with the Initial Notes of such series for U.S. Federal income tax purposes, such additional Notes shall have a separate CUSIP number.

(c) For all purposes of the Indenture and this Supplemental Indenture, all 2023 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(d) For all purposes of the Indenture and this Supplemental Indenture, all 2024 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(e) For all purposes of the Indenture and this Supplemental Indenture, all 2027 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(f) For all purposes of the Indenture and this Supplemental Indenture, all 2028 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(g) For all purposes of the Indenture and this Supplemental Indenture, all 2032 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(h) For all purposes of the Indenture and this Supplemental Indenture, all 2051 Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(i) For all purposes of the Indenture and this Supplemental Indenture, all 2023 FRN Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(j) For all purposes of the Indenture and this Supplemental Indenture, all 2024 FRN Notes, whether Initial Notes, additional Notes issued under Section 2.02(a) or Exchange Notes, shall constitute one series of Securities and shall vote together as one series of Securities.

(k) The Notes of each series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.03 Maturity. The 2023 Notes will become due and payable on December 1, 2023, the 2024 Notes will become due and payable on November 29, 2024, the 2027 Notes will become due and payable on February 1, 2027, the 2028 Notes will become due and payable on December 1, 2028, the 2032 Notes will become due and payable on February 1, 2032, the 2051 Notes will become due and payable on December 1, 2051, the 2023 FRN Notes will become due and payable on December 1, 2023, and the 2024 FRN Notes will become due and payable on November 29, 2024.

Section 2.04 Interest.

(a) Fixed Rate Notes. Interest on the 2023 Notes will accrue at a rate of 0.868% per annum, interest on the 2024 Notes will accrue at a rate of 1.322% per annum, interest on the 2027 Notes will accrue at a rate of 1.915% per annum, interest on the 2028 Notes will accrue at a rate of 2.272% per annum, interest on the 2032 Notes will accrue at a rate of 2.539% per annum and interest on the 2051 Notes will accrue at a rate of 3.132% per annum, in each case, from December 1, 2021 (in the case of the Initial Notes of each series or any additional Notes of a series issued prior to the first Fixed Rate Interest Payment Date (defined below) for the Initial Notes of such series) until the principal thereof becomes due and payable or to the date of redemption or repurchase (if any) of the Notes. Interest on each series of the Fixed Rate Notes will be payable as follows (each applicable date being a “Fixed Rate Interest Payment Date”): (i) interest on the 2023 Notes, the 2028 Notes and the 2051 Notes will be payable semi-annually on

June 1 and December 1 of each year, beginning on June 1, 2022, (ii) interest on the 2024 Notes will be payable semi-annually on May 29 and November 29 of each year, beginning on May 29, 2022, and (iii) interest on the 2027 Notes and the 2032 Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2022. Interest will be payable on each series of Fixed Rate Notes to the Holders of record thereof as of the close of business on the 15th calendar day preceding each applicable Fixed Rate Interest Payment Date, whether or not a Business Day (each, a “Fixed Rate Regular Record Date”). Additional Interest may accrue on the Fixed Rate Notes pursuant to a Registration Rights Agreement, and all references to “interest” in the Indenture and in the Notes shall include any such Additional Interest that may be payable.

(b) Floating Rate Notes.

(i) Interest on the 2023 FRN Notes will accrue at a rate equivalent to Compounded SOFR plus 0.260% per annum and interest on the 2024 FRN Notes will accrue at a rate equivalent to Compounded SOFR plus 0.440% per annum. Each series of the Floating Rate Notes will bear interest from December 1, 2021, or from the immediately preceding Floating Rate Interest Payment Date to which interest has been paid. Interest on each series of the Floating Rate Notes will be payable as follows (each such date being a “Floating Rate Interest Payment Date” and, together with each Fixed Rate Interest Payment Date, an “Interest Payment Date”): (i) interest on the 2023 FRN Notes will be payable quarterly on March 1, June 1, September 1 and December 1 of each year, beginning on March 1, 2022, and on the relevant maturity date, and (ii) interest on the 2024 FRN Notes will be payable quarterly on February 28, May 29, August 29 and November 29 of each year, beginning on February 28, 2022, and on the relevant maturity date. Interest will be payable on each series of Floating Rate Notes to the persons in whose names such Floating Rate Notes are registered at the close of business on the 15th calendar day preceding each applicable Floating Rate Interest Payment Date, whether or not a Business Day (each, a “Floating Rate Regular Record Date” and, together with each Fixed Rate Regular Record Date, a “Regular Record Date”), provided, however, that interest paid on the maturity date with respect any series of Floating Rate Notes will be payable to the person to whom the principal will be payable. Interest on the Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days in the Observation Period.

(ii) On each Interest Payment Determination Date relating to the applicable Floating Rate Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the applicable Floating Rate Notes for each Interest Period by multiplying (1) the outstanding principal amount of the applicable Floating Rate Notes by (2) the product of (x) the interest rate for the relevant Interest Period multiplied by (y) the quotient of the actual number of calendar days in such Observation Period divided by 360. In no event will the interest on any series of the Floating Rate Notes be less than zero.

(iii) “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” equals, for periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Interest Period, the SOFR Index value on December 1, 2021;

“SOFR IndexEnd” equals the SOFR Index value on the Interest Payment Determination Date relating to the applicable Floating Rate Interest Payment Date (or in the final Interest Period, relating to the applicable maturity date); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Floating Rate Interest Payment Date.

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date for such Interest Period (or in the final Interest Period, preceding the applicable maturity date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the SOFR Index Unavailable Provisions; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the Effect of a Benchmark Transition Event.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

If the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below will thereafter apply to all determinations of the rate of interest payable on each series of the Floating Rate Notes. In accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on each series of the Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

(iv) “SOFR Index Unavailable Provisions” means if a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

(v) “Effect of a Benchmark Transition Event” means if the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to each series of the Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding absent manifest error; (ii) if made by the Company, will be made in its sole discretion; (iii) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company shall object; and (iv) shall become effective without consent from the Holders of any series of the Floating Rate Notes or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate but in no event shall be the initial Calculation Agent, the Trustee or the initial paying agent) on the basis as described above. The Calculation Agent shall not have any liability or obligation whatsoever to make any such determination, decision or election.

(vi) The interest rate and amount of interest to be paid on each series of the Floating Rate Notes for each Interest Period will be determined by the Calculation Agent. U.S. Bank National Association will initially serve as the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of each series of the Floating Rate Notes. So long as Compounded SOFR is required to be determined with respect to any series of the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Compounded SOFR for any Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent. None of the Trustee, the paying agent and the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. None of the Trustee, the paying agent and the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated herein and reasonably required for the performance of such duties.

Section 2.05 Form of Notes.

(a) The Notes shall contain the terms set forth in, and shall be substantially in the forms of, Exhibit A-1 with respect to the 2023 Notes, Exhibit A-2 with respect to the 2024 Notes, Exhibit A-3 with respect to the 2027 Notes, Exhibit A-4 with respect to the 2028 Notes, Exhibit A-5 with respect to the 2032 Notes, Exhibit A-6 with respect to the 2051 Notes, Exhibit A-7 with respect to the 2023 FRN Notes and Exhibit A-8 with respect to the 2024 FRN Notes, each as attached hereto. The terms and provisions contained in the forms of Notes set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8 shall constitute, and are hereby expressly made, a part of the Indenture, as supplemented by this Supplemental Indenture.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the Authorized Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of the Indenture, as supplemented by this Supplemental Indenture, or as may be required by the Depositary or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Notes are subject.

(b) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated herein, each series of the Notes shall be represented by one or more Notes in global form registered in the name of the Depositary or the nominee of the Depositary.

The Notes shall be issued initially in the form of one or more permanent Global Securities in registered form, substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8 (the “Global Notes”), each registered in the name of the Depositary or its nominee, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

The transfer and exchange of beneficial interests in any such Global Note shall be effected through the Depositary in accordance with the Indenture and its Applicable Procedures. Except as provided in the Indenture, beneficial owners of a Global Note shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Global Note.

Any Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by the Holder of such Notes in accordance with the Indenture and this Supplemental Indenture. Payment of principal of and interest and premium, if any, on any Global Note shall be made to the Holder of such Note.

Section 2.06 Transfer Restrictions. The following provisions shall apply only to a Global Note:

(i) Each Global Note authenticated under this Supplemental Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Trustee if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Note, and each such Global Note shall constitute a single Note for the applicable series for all purposes of the Indenture and this Supplemental Indenture.

(ii) Notwithstanding any other provision in this Supplemental Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof except as provided in Section 3.05 of the Indenture. Any Note issued in exchange for a Global Note or any portion thereof shall be a Global Note; provided that any such Note so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Note.

(iii) Securities issued in exchange for a Global Note or any portion thereof pursuant to clause (ii) above shall be issued pursuant to Section 3.05 of the Indenture.

(iv) At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled or exchanged for Notes of an applicable series in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in a Global Note is redeemed, repurchased, converted, canceled or exchanged for Notes of an applicable series in certificated form, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be appropriately reduced, and an endorsement shall be made on such Global Note, by the Trustee or at the direction of the Trustee, to reflect such reduction.

Section 2.07 Transfers and Exchanges. Each series of the Notes shall be transferred and exchanged by the Holders thereof and the Trustee in accordance with the terms and conditions set forth in Section 3.05 of the Indenture and, in the case of Notes of any series that constitute Restricted Securities, in accordance with Section 2.08 of this Supplemental Indenture.

Section 2.08 Restricted Securities. Except as permitted by this Section 2.08, each Restricted Security (including Restricted Securities represented in whole or in part by Global Notes) shall bear a legend specified in Section 3.01(1) hereof, in the case of a Rule 144A Security, or Section 3.01(2), in the case of a Regulation S Security.

If any Notes of a series are issued upon the transfer, exchange or replacement of Notes of the same series and in the same form not bearing the applicable legend referred to above, the Notes so issued shall not bear such legend. If any Notes of a series are issued upon the transfer, exchange or replacement of Notes of the same series and in the same form bearing such legend or if a request is made to remove such legend from any Notes, the Notes so issued shall bear such legend or such legend shall not be removed, as the case may be, unless and until there is delivered to the Company such satisfactory evidence as may be reasonably required by the Company to evidence that any such Notes are not then subject to any transfer restrictions under the Securities Act. Upon provision of such satisfactory evidence to the Company, the Trustee, upon receipt of the written order of the Company, signed by an Authorized Officer, shall authenticate and deliver Notes of the same series and in the same form of like tenor and terms that does not bear such legend.

Beneficial interests in any Restricted Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Restricted Security in accordance with the transfer restrictions set forth in the legend therein containing transfer restrictions under the Securities Act; provided, however, that prior to the expiration of the Distribution Compliance Period with respect to a Regulation S Security, transfers of beneficial interests in such Regulation S Security may not be made to a U.S. Person (as defined in Rule 902(k) promulgated under the Securities Act) or for the account or benefit of a U.S. Person (other than an Initial Purchaser in the case of a Regulation S Security evidencing Initial Notes or an initial purchaser of such Security pursuant to a purchase agreement with the Company in the case of additional Notes), except in the circumstances provided for in the legend set forth in Section 3.01(2) hereof. Beneficial interests in any Global Note that does not bear a legend containing transfer restrictions under the Securities Act may be transferred to persons who take delivery thereof in the form of a beneficial interest in a Global Note that does not bear a legend containing transfer restrictions under the Securities Act. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this paragraph.

Prior to the expiration of the Distribution Compliance Period with respect to a Regulation S Security, if an owner of a beneficial interest in a Rule 144A Security deposited with the Depositary wishes at any time to exchange all or a portion of its beneficial interest in such Rule 144A Security for a beneficial interest in such Regulation S Security, or to transfer all or a portion of its beneficial interest in such Rule 144A Security, to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Regulation S Security, such owner may, subject to the rules and procedures of the Depositary and to the requirements set forth below, exchange, cause the exchange, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Security.

Upon receipt by the Trustee, as Security Registrar, of (1) written instructions given in accordance with the Depositary’s Applicable Procedures from an agent member or participant of the Depositary directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Security in an amount equal to the beneficial interest in the Rule 144A Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary’s Applicable Procedures containing information regarding the Euroclear or Clearstream or other account to be credited with such increase and the name of such account and (3) a certificate substantially in the form of Exhibit B hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred and the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in such Regulation S Security equal to the reduction in the principal amount of such Rule 144A Security.

After the expiration of the Distribution Compliance Period with respect to a Regulation S Security, if an owner of a beneficial interest in a Rule 144A Security deposited with the Depositary wishes at any time to exchange all or a portion of its beneficial interest in such Rule 144A Security for a beneficial interest in such Regulation S Security, or to transfer all or a portion of its beneficial interest in such Rule 144A Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Regulation S Security, such owner may, subject to the Applicable Procedures of the Depositary and to the requirements set forth below, exchange, cause the exchange, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Security.

Upon receipt by the Trustee, as Security Registrar, of (1) written instructions given in accordance with the Depositary’s procedures from an agent member or participant of a depositary directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Security in an amount equal to the beneficial interest in the Rule 144A Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary’s Applicable Procedures containing information regarding the Euroclear or Clearstream or other account to be credited with such increase and (3) a certificate substantially in the form of Exhibit C hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred and the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Security by the aggregate principal amount of the beneficial interest in such Rule 144A Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Regulation S Security equal to the reduction in the principal amount of such Rule 144A Security.

If an owner of a beneficial interest in a Regulation S Security deposited with the Depositary wishes at any time to exchange its interest for a beneficial interest in a Rule 144A Security deposited with the Depositary, or to transfer its beneficial interest in such Regulation S Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Rule 144A Security, such owner may, subject to the rules and procedures of Euroclear or Clearstream or the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange, cause the exchange, transfer or cause the transfer of such interest for an equivalent beneficial interest in such Rule 144A Security.

Upon receipt by the Trustee, as Security Registrar, at its Offices in The City of New York of (1) written instructions from Euroclear or Clearstream or the Depositary, as the case may be, directing the Trustee, as Security Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Security in an amount equal to the beneficial interest in the Regulation S Security to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with the Depositary to be credited with such increase, and (2) a certificate substantially in the form of Exhibit D hereto given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Security by the aggregate principal amount of the beneficial interest in such Regulation S Security to be so exchanged or transferred and the Trustee as Security Registrar, shall instruct the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Rule 144A Security by the aggregate principal amount of the beneficial interest in such Regulation S Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Rule 144A Security equal to the reduction in the principal amount of such Regulation S Security.

Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, the Company shall issue and, upon receipt of a written order of the Company, signed by an Authorized Officer, the Trustee shall authenticate, one or more Global Notes of the applicable series not bearing a legend containing transfer restrictions under the Securities Act in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes of such series that are Restricted Securities tendered for acceptance in accordance with the Exchange Offer and accepted for exchange in the Exchange Offer pursuant to the terms of such Registration Rights Agreement. Concurrently with the issuance of such Global Notes, the Security Registrar shall cause the aggregate principal amount of the applicable Restricted Security (including Restricted Securities represented in whole or in part by Global Notes) to be reduced accordingly.

After the transfer of any Notes of a series bearing a legend containing transfer restrictions under the Securities Act during the effectiveness of, and pursuant to, a shelf registration statement with respect to such Notes, all requirements pertaining to such legend shall cease to apply (but, for the avoidance of doubt, the requirements that any such Notes be issued in global form shall continue to apply).

ARTICLE III

TRANSFER RESTRICTION LEGENDS

Section 3.01 Legends.

(1) Each Global Note representing Notes of a series sold in reliance upon Rule 144A under the Securities Act, and any Notes of such series issued in exchange therefor, unless and until (x) such Security is exchanged for a related Exchange Note or sold in connection with an effective shelf registration statement pursuant to the Registration Rights Agreement or (y) until the applicable U.S. Resale Restriction Termination Date, shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, OR (C) IT IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A

VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR (F) TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144.

(2) Each Global Note representing Notes of a series sold in reliance upon Regulation S, and any Notes of such series issued in exchange therefor, unless and until such Security is exchanged for a related Exchange Note or sold in connection with an effective shelf registration statement pursuant to the Registration Rights Agreement, shall bear the following legend on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, OR (C) IT IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES

ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S AND IN ACCORDANCE WITH THE LAWS APPLICABLE TO IT IN THE JURISDICTION IN WHICH SUCH PURCHASE IS MADE, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S, OR REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D) OR (F) TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD WITH RESPECT TO RESTRICTED SECURITIES SET FORTH IN RULE 144.

ARTICLE IV

REDEMPTION OF THE NOTES

Section 4.01 Optional Redemption by Company. Each series of Notes may be redeemed at the option of the Company on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8.

Section 4.02 Special Mandatory Redemption.

(a) If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem all outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price (the “Special Mandatory Redemption”).

(b) Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

(c) The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

(d) Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

ARTICLE V

CHANGE OF CONTROL

Section 5.01 Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the forms of Note set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8), and unless the Company has exercised its option to redeem the Notes pursuant to Section 4.01, the Company shall be required to make an offer to each holder of such series of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms and conditions set forth, as applicable, in the forms of Note set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8.

ARTICLE VI

EXECUTION OF THE NOTES

Section 6.01 Execution; Certificates. The Notes and any Officers’ Certificate to be delivered under the Indenture in connection with the authentication and delivery of the Notes shall be executed and delivered as set forth in the Indenture. The Trustee may authenticate the Notes by electronic, facsimile or manual signature.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 7.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 7.03 Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

Section 7.04 Separability. In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 7.05 Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall be deemed to be their original signatures for all purposes. The words “execute”, “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Supplemental Indenture and the transactions contemplated hereby or thereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

BAXTER INTERNATIONAL INC.

By:	/s/ Karen Leets
Name: Karen Leets
Title: Senior Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as
Trustee

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Vice President

[Signature Page to the Supplemental Indenture]

EXHIBIT A-1

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-1-1

CUSIP No. [Rule 144A: 071813CC1][Reg S: U07181BB2]

ISIN [Rule 144A: US071813CC10][Reg S: USU07181BB21]

BAXTER INTERNATIONAL INC.

0.868% Senior Notes due 2023

No. [144A][RegS]-	$____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]1 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]2 on December 1, 2023, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 1 and December 1 of each year, commencing on June 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 1 and December 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following June 1 or December 1, this Note shall bear interest from such June 1 and December 1; provided, that, if the Company shall default in the payment of interest due on such June 1 and December 1, then this Note shall bear interest from the next preceding June 1 or December 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on May 15 or November 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such June 1 or December 1. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[1]	Insert for Certificated Notes.
[2]	Insert for Global Notes

A-1-2

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-1-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

A-1-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

A-1-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

0.868% Senior Notes due 2023

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 0.868% Senior Notes due 2023 (the “Notes”), initially limited in aggregate principal amount of $800,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 7.5 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

A-1-7

If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

A-1-8

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company

A-1-9

immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

A-1-10

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]3

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

There is no sinking fund for the retirement of the Notes.

[3]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

A-1-11

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-1-12

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-1-13

Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

0.868% Senior Notes due 2023

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-1-14

EXHIBIT A-2

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-2-1

CUSIP No. [Rule 144A: 071813CF4][Reg S: U07181BC0]

ISIN [Rule 144A: US071813CF41][Reg S: USU07181BC04]

BAXTER INTERNATIONAL INC.

1.322% Senior Notes due 2024

No. [144A][RegS]-	$

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]4 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]5 on November 29, 2024, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on May 29 and November 29 of each year, commencing on May 29, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the May 29 and November 29, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after May 14 or November 14, as the case may be, and before the following May 29 or November 29, this Note shall bear interest from such May 29 and November 29; provided, that, if the Company shall default in the payment of interest due on such May 29 and November 29, then this Note shall bear interest from the next preceding May 29 or November 29, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any May 29 or November 29, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on May 14 or November 14 (whether or not a Business Day (as defined herein)), as the case may be, preceding such May 29 or November 29. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[4]	Insert for Certificated Notes.
[5]	Insert for Global Notes

A-2-2

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-2-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:	BAXTER INTERNATIONAL INC.

By:
Name:
Title:

A-2-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION ,as Trustee

By:
Authorized Signatory

Dated:

A-2-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

1.322% Senior Notes due 2024

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 1.322% Senior Notes due 2024 (the “Notes”), initially limited in aggregate principal amount of $1,400,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the Par Call Date, this Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount, plus accrued and unpaid interest thereon to the date of redemption.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier

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than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one

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of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

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The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]6

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

[6]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

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There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

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Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

1.322% Senior Notes due 2024

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

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EXHIBIT A-3

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

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CUSIP No. [Rule 144A: 071813CJ6][Reg S: U07181BD8]

ISIN [Rule 144A: US071813CJ62][Reg S: USU07181BD86]

BAXTER INTERNATIONAL INC.

1.915% Senior Notes due 2027

No. [144A][RegS]-	$____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]7 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]8 on February 1, 2027, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing on August 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 and August 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after January 15 or July 15, as the case may be, and before the following February 1 or August 1, this Note shall bear interest from such February 1 and August 1; provided, that, if the Company shall default in the payment of interest due on such February 1 and August 1, then this Note shall bear interest from the next preceding February 1 or August 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any February 1 or August 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on January 15 or July 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such February 1 or August 1. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[7]	Insert for Certificated Notes.
[8]	Insert for Global Notes

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This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

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(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

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REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

1.915% Senior Notes due 2027

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 1.915% Senior Notes due 2027 (the “Notes”), initially limited in aggregate principal amount of $1,450,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, prior to January 1, 2027 (one month prior to the maturity date) (the “Par Call Date”), at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the Par Call Date, this Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount, plus accrued and unpaid interest thereon to the date of redemption.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier

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than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one

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of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

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The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]9

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

[9]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

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There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

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Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

1.915% Senior Notes due 2027

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

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EXHIBIT A-4

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

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CUSIP No. [Rule 144A: 071813CM9][Reg S: U07181BE6] ISIN [Rule 144A: US071813CM91][Reg S: USU07181BE69]

BAXTER INTERNATIONAL INC.

2.272% Senior Notes due 2028

No. [144A][RegS]-                                                                                                                                                               $____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]10 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]11 on December 1, 2028, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 1 and December 1 of each year, commencing on June 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 1 and December 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following June 1 or December 1, this Note shall bear interest from such June 1 and December 1; provided, that, if the Company shall default in the payment of interest due on such June 1 and December 1, then this Note shall bear interest from the next preceding June 1 or December 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on May 15 or November 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such June 1 or December 1. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[10]	Insert for Certificated Notes.
[11]	Insert for Global Notes

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This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-4-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name: Title:

A-4-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

A-4-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

2.272% Senior Notes due 2028

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 2.272% Senior Notes due 2028 (the “Notes”), initially limited in aggregate principal amount of $1,250,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, prior to October 1, 2028 (two months prior to the maturity date) (the “Par Call Date”), at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the Par Call Date, this Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount, plus accrued and unpaid interest thereon to the date of redemption.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier

A-4-8

than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one

A-4-9

of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

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The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]12

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

[12]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

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There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

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[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

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Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

2.272% Senior Notes due 2028

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

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EXHIBIT A-5

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-5-1

CUSIP No. [Rule 144A: 071813CQ0][Reg S: U07181BF3]

ISIN [Rule 144A: US071813CQ06][Reg S: USU07181BF35]

BAXTER INTERNATIONAL INC.

2.539% Senior Notes due 2032

No. [144A][RegS]-	$____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]13 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]14 on February 1, 2032, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing on August 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 and August 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after January 15 or July 15, as the case may be, and before the following February 1 or August 1, this Note shall bear interest from such February 1 and August 1; provided, that, if the Company shall default in the payment of interest due on such February 1 and August 1, then this Note shall bear interest from the next preceding February 1 or August 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any February 1 or August 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on January 15 or July 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such February 1 or August 1. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[13]	Insert for Certificated Notes.
[14]	Insert for Global Notes

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This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-5-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

A-5-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

A-5-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

2.539% Senior Notes due 2032

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 2.539% Senior Notes due 2032 (the “Notes”), initially limited in aggregate principal amount of $1,550,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, prior to November 1, 2031 (three months prior to the maturity date) (the “Par Call Date”), at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the Par Call Date, this Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount, plus accrued and unpaid interest thereon to the date of redemption.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

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If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier

A-5-8

than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one

A-5-9

of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

A-5-10

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]15

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

[15]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

A-5-11

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-5-12

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-5-13

Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

2.539% Senior Notes due 2032

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-5-14

EXHIBIT A-6

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-6-1

CUSIP No. [Rule 144A: 071813CT4][Reg S: U07181BG1]
ISIN [Rule 144A: US071813CT45][Reg S: USU07181BG18]

BAXTER INTERNATIONAL INC.

3.132% Senior Notes due 2051

No. [144A][RegS]-	$

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]16 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]17 on December 1, 2051, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on June 1 and December 1 of each year, commencing on June 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the June 1 and December 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after May 15 or November 15, as the case may be, and before the following June 1 or December 1, this Note shall bear interest from such June 1 and December 1; provided, that, if the Company shall default in the payment of interest due on such June 1 and December 1, then this Note shall bear interest from the next preceding June 1 or December 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any June 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on May 15 or November 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such June 1 or December 1. Interest on this Note will be calculated on the basis of a 360-day year of twelve 30-day months.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

[16]	Insert for Certificated Notes.
[17]	Insert for Global Notes

A-6-2

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-6-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:	BAXTER INTERNATIONAL INC.

By:
Name:
Title:

A-6-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

A-6-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

3.132% Senior Notes due 2051

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the 3.132% Senior Notes due 2051 (the “Notes”), initially limited in aggregate principal amount of $750,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

This Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, prior to June 1, 2051 (six months prior to the maturity date) (the “Par Call Date”), at a make whole redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the date of redemption, and

(ii) the sum of the present values of the principal amount of the Notes to be redeemed and the scheduled payments of interest thereon (exclusive of interest accrued to the date of redemption) from the redemption date to the Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

A-6-6

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed calculated as if the maturity date of the Notes were the Par Call Date (the “Remaining Life”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealers” means (1) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (“Primary Treasury Dealer”), the Company shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer, and (2) at the option of the Company, additional Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding such redemption date.

On or after the Par Call Date, this Note is redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of its principal amount, plus accrued and unpaid interest thereon to the date of redemption.

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

A-6-7

If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier

A-6-8

than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one

A-6-9

of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

A-6-10

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]18

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

[18]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

A-6-11

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-6-12

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-6-13

Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

3.132% Senior Notes due 2051

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-6-14

EXHIBIT A-7

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-7-1

CUSIP No. [Rule 144A: 071813CW7][Reg S: U07181BH9]

ISIN [Rule 144A: US071813CW73][Reg S: USU07181BH90]

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2023

No. [144A][RegS]-	$____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]19 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]20 on December 1, 2023, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified on the reverse of this Note, from the March 1, June 1, September 1 and December 1, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after February 15, May 15, August 15 or November 15, as the case may be, and before the following March 1, June 1, September 1 or December 1, this Note shall bear interest from such March 1, June 1, September 1 and December 1; provided, that, if the Company shall default in the payment of interest due on such March 1, June 1, September 1 and December 1, then this Note shall bear interest from the next preceding March 1, June 1, September 1 or December 1, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any March 1, June 1, September 1 or December 1, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on February 15, May 15, August 15 or November 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such March 1, June 1, September 1 or December 1. Interest on this Note will be calculated on the basis of a 360-day year and the actual number of days in the Observation Period.

[19]	Insert for Certificated Notes.
[20]	Insert for Global Notes

A-7-2

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-7-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name:
Title:

A-7-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:
Authorized Signatory

Dated:

A-7-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2023

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the Floating Rate Senior Notes due 2023 (the “Notes”), initially limited in aggregate principal amount of $300,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

The Notes will bear interest at a rate equivalent to Compounded SOFR plus 0.260% per annum. The Notes will bear interest from December 1, 2021 or from the immediately preceding Interest Payment Date to which interest has been paid. Interest on the Notes is payable on March 1, June 1, September 1 and December 1 of each year, beginning on March 1, 2022 (each, an “Interest Payment Date”) and on the maturity date. Interest will be payable on the Notes to the persons in whose names such Notes are registered at the close of business on February 15, May 15, August 15 or November 15 (whether or not a Business Day), as the case may be, preceding each Interest Payment Date (each, a “Regular Record Date”), provided, however, that interest paid on the maturity date will be payable to the person to whom the principal will be payable. Interest on the Notes will be computed on the basis of a 360-day year and the actual number of days in the Observation Period.

On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the Notes for each Interest Period by multiplying (i) the outstanding principal amount of the Notes by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Observation Period divided by 360. In no event will the interest on the Notes be less than zero.

“Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

Where:

A-7-6

“SOFR IndexStart” equals, for periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Interest Period, the SOFR Index value on December 1, 2021;

“SOFR IndexEnd” equals the SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or in the final Interest Period, relating to the applicable maturity date); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Period (or in the final Interest Period, preceding the applicable maturity date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the SOFR Index Unavailable Provisions; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the Effect of a Benchmark Transition Event.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

A-7-7

If the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below will thereafter apply to all determinations of the rate of interest payable on the Securities. In accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Securities will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities in respect of such determination on such date and all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding absent manifest error; (ii) if made by the Company, will be made in its sole discretion; (iii) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company shall object; and (iv) shall become effective without consent from the Holders of the Securities or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate but in no event shall be the initial Calculation Agent, the Trustee or the initial paying agent) on the basis as described above. None of the Calculation Agent, the Trustee, or the initial paying agent shall have any liability or obligation whatsoever to make any such determination, decision or election.

A-7-8

The interest rate and amount of interest to be paid on the Securities for each Interest Period will be determined by the Calculation Agent. U.S. Bank National Association will initially serve as the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Securities. So long as Compounded SOFR is required to be determined with respect to the Securities, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Compounded SOFR for any Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent. None of the Trustee, the paying agent and the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. None of the Trustee, the paying agent and the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated herein and reasonably required for the performance of such duties.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

Except as set forth in the following sentence, the Notes are not subject to redemption at the option of the Company. On or after the date that is 31 days prior to the maturity date, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

A-7-9

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes

A-7-10

repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

A-7-11

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition

A-7-12

would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]21

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

[21]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

A-7-13

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-7-14

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-7-15

Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2023

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-7-16

EXHIBIT A-8

[FACE OF NOTE]

Each Global Note shall bear the following legend:

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

Each Global Note having The Depository Trust Company as the Depositary shall have the following legend:

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Insert appropriate legend pursuant to Article 3 of this Supplemental Indenture]

A-8-1

CUSIP No. [Rule 144A: 071813CZ0][Reg S: U07181BJ5] ISIN [Rule 144A: US071813CZ05][Reg S: USU07181BJ56]

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2024

No. [144A][RegS]-                                                                                                                                                                            $____________

Baxter International Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ________ or registered assigns, at the office or agency of the Company in the City of New York, the principal sum [of ___________ DOLLARS ($__________)]22 [set forth on Schedule I attached hereto (as the same may be revised from time to time)]23 on November 29, 2024, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly on February 28, May 29, August 29 and November 29 of each year, commencing on February 28, 2022, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified on the reverse of this Note, from the February 28, May 29, August 29 and November 29, as the case may be, next preceding the date of this Note to which interest has been paid on the Notes, unless the date hereof is a date to which interest has been paid on the Notes, in which case from the date of this Note, or unless no interest has been paid on the Notes, in which case from December 1, 2021 until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

Notwithstanding the foregoing, if the date hereof is after February 14, May 15, August 15 or November 15, as the case may be, and before the following February 28, May 29, August 29 or November 29, this Note shall bear interest from such February 28, May 29, August 29 and November 29; provided, that, if the Company shall default in the payment of interest due on such February 28, May 29, August 29 and November 29, then this Note shall bear interest from the next preceding February 28, May 29, August 29 or November 29, to which interest has been paid on the Notes or, if no interest has been paid on the Notes, from December 1, 2021. The interest so payable on any February 28, May 29, August 29 or November 29, will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on February 14, May 15, August 15 or November 15 (whether or not a Business Day (as defined herein)), as the case may be, preceding such February 28, May 29, August 29 or November 29. Interest on this Note will be calculated on the basis of a 360-day year and the actual number of days in the Observation Period.

[22]	Insert for Certificated Notes.
[23]	Insert for Global Notes

A8-2

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

A-8-3

IN WITNESS WHEREOF, Baxter International Inc. has caused this instrument to be duly executed on the date set forth below.

Dated:

BAXTER INTERNATIONAL INC.

By:
Name: Title:

A-8-4

(FORM OF CERTIFICATION OF AUTHENTICATION)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated:

A-8-5

REVERSE OF NOTE

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2024

This Note is one of a duly authorized issue of Securities of the Company of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture, dated as of December 1, 2021 (both together herein called the “Indenture”), between the Company and U.S. Bank National Association, as trustee (herein called the “Trustee” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. This Note is one of a series of Securities of the Company designated as the Floating Rate Senior Notes due 2024 (the “Notes”), initially limited in aggregate principal amount of $300,000,000, subject to the issuance of additional Notes as provided in the Indenture. Terms used but not defined herein shall have the respective meanings set forth in the Indenture.

The Notes will bear interest at a rate equivalent to Compounded SOFR plus 0.440% per annum. The Notes will bear interest from December 1, 2021 or from the immediately preceding Interest Payment Date to which interest has been paid. Interest on the Notes is payable on February 28, May 29, August 29 and November 29 of each year, beginning on February 28, 2022 (each, an “Interest Payment Date”) and on the maturity date. Interest will be payable on the Notes to the persons in whose names such Notes are registered at the close of business on February 14, May 15, August 15 or November 15 (whether or not a Business Day), as the case may be, preceding each Interest Payment Date (each, a “Regular Record Date”), provided, however, that interest paid on the maturity date will be payable to the person to whom the principal will be payable. Interest on the Notes will be computed on the basis of a 360-day year and the actual number of days in the Observation Period.

On each Interest Payment Determination Date relating to the applicable Interest Payment Date, the Calculation Agent will calculate the amount of accrued interest payable on the Notes for each Interest Period by multiplying (i) the outstanding principal amount of the Notes by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Observation Period divided by 360. In no event will the interest on the Notes be less than zero.

“Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

A-8-6

where:

“SOFR IndexStart” equals, for periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial Interest Period, the SOFR Index value on December 1, 2021;

“SOFR IndexEnd” equals the SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or in the final Interest Period, relating to the applicable maturity date); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Period (or in the final Interest Period, preceding the applicable maturity date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the SOFR Index Unavailable Provisions; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the Effect of a Benchmark Transition Event.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

A-8-7

If the Company or its designee determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below will thereafter apply to all determinations of the rate of interest payable on the Securities. In accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Securities will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities in respect of such determination on such date and all determinations on all subsequent dates. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding absent manifest error; (ii) if made by the Company, will be made in its sole discretion; (iii) if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company shall object; and (iv) shall become effective without consent from the Holders of the Securities or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate but in no event shall be the initial Calculation Agent, the Trustee or the initial paying agent) on the basis as described above. None of the Calculation Agent, the Trustee, or the initial paying agent shall have any liability or obligation whatsoever to make any such determination, decision or election.

A8-8

The interest rate and amount of interest to be paid on the Securities for each Interest Period will be determined by the Calculation Agent. U.S. Bank National Association will initially serve as the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Securities. So long as Compounded SOFR is required to be determined with respect to the Securities, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Compounded SOFR for any Interest Period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent. None of the Trustee, the paying agent and the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. None of the Trustee, the paying agent and the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth herein as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated herein and reasonably required for the performance of such duties.

If any Interest Payment Date, maturity date or redemption date, including any Special Mandatory Redemption Date, of this Note falls on a day that is not a Business Day, payment will be made on the next succeeding Business Day, and no interest will accrue for the period from and after such Interest Payment Date, maturity date or redemption date, as the case may be, to the next succeeding Business Day. As used in this Note, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by or pursuant to law, regulation or executive order to close.

The Indenture contains provisions for the defeasance at any time of the entire indebtedness of the Notes or certain covenants set forth in the Indenture applicable to the Notes upon compliance by the Company of certain conditions set forth therein, which provisions apply to this Note.

Except as set forth in the following sentence, the Notes are not subject to redemption at the option of the Company. On or after the date that is 31 days prior to the maturity date, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

A-8-9

Any redemption made at the option of the Company (an “Optional Redemption”) shall be made upon not less than 10 nor more than 60 days’ prior notice before the redemption date to the Holders. Any such notice of redemption may, in the Company’s discretion, be given subject to the satisfaction of one or more conditions precedent. In that case, such notice of redemption shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Company by the relevant redemption date. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes to be redeemed shall be selected by such method as the Trustee shall deem fair and appropriate and in accordance with the Indenture, provided, however, that in the case of Notes in global form such selection shall be made in accordance with the procedures of the applicable Depositary. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

If (i) the Merger has not been consummated on or prior to the Outside Date, (ii) on or prior to the Outside Date, the Merger Agreement is terminated in accordance with its terms or by agreement of the parties thereto, and the Merger has not been consummated, or (iii) on or prior to the Outside Date, the Company notifies the Trustee in writing that in the Company’s reasonable judgment the Merger will not be consummated on or prior to the Outside Date, then the Company shall redeem (the “Special Mandatory Redemption”) all Outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price pursuant to the provisions of Section 4.02 of the Supplemental Indenture.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with the terms of the Notes and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be transmitted, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering the Special Mandatory Redemption to each Holder at its registered address (or in accordance with the Applicable Procedures). If funds sufficient to pay the Special Mandatory Redemption Price of the Outstanding Notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Merger, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its option to redeem the Notes (as described above), the Company shall be required to make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes on the terms set forth below. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes

A--8-10

repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the date of repurchase (the “Change of Control Payment”), subject to the right of holders of record of the Notes on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed (or, with respect to Notes in global form, to the extent permitted or required by applicable Depositary procedures, sent electronically) to holders of the Notes with a copy to the Trustee describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed or sent (the “Change of Control Payment Date”). The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

A-8-11

For purposes of the Change of Control Offer provisions of the Notes, the following definitions shall apply:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture), other than the Company or one of its subsidiaries or (3) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction shall not be deemed to be a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s and S&P, and (2) if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies but no longer than 180 days) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition

A-8-12

would otherwise apply do not announce or publicly confirm to the Company in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act), as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Company’s obligation to make a Change of Control Offer as set forth herein shall be subject to the covenant defeasance provisions of Section 13.02(c) of the Indenture.

If an Event of Default, with respect to the Notes shall have occurred and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect set forth in the Indenture.

[Payment of Additional Interest shall be the sole and exclusive remedy for a Holder of the Notes in the event of a Registration Default (as defined in the Initial Notes Registration Rights Agreement) referred to in Section 6(a) of the Initial Notes Registration Rights Agreement and failure to pay such Additional Interest when due and payable will constitute a default (as defined in Section 7.02 of the Indenture) and such failure will constitute an Event of Default if such failure to pay continues for a period of 30 days (subject to the terms of Article VI of the Indenture). No other default under the Registration Rights Agreement shall constitute a default or Event of Default under the Notes or the Indenture.]24

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of such series subject to the limitations set forth in the Indenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of such series may on behalf of the Holders of all the Securities of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

[24]

This paragraph is to be included in any Note that is entitled to receive Additional Interest, if any, under a Registration Rights Agreement. If a Note is entitled to receive Additional Interest, if any under a Registration Rights Agreement other than the Initial Notes Registration Rights Agreement, this paragraph should be appropriately revised to refer to the applicable Registration Rights Agreement.

A-8-13

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and any premium and interest on, this Note in the manner and at the respective times herein provided.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Trustee in the City of New York.

There is no sinking fund for the retirement of the Notes.

Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

Prior to due presentment for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue), for the purpose of receiving payment of the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, nor the Trustee nor any agent of the Company, or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator or against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability and any and all such claims being expressly waived and released as a condition of, and as a consideration for, the execution of the supplement to the Indenture and issue hereof of the Notes.

This Note is the senior unsecured and unsubordinated obligation of the Company and will rank on parity with all other unsecured and unsubordinated indebtedness of the Company, including any other Securities issued under the Indenture.

A-8-14

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

Please print or typewrite name and address including zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

A-8-15

Schedule I

[Include as Schedule I only for a Global Note]

BAXTER INTERNATIONAL INC.

Floating Rate Senior Notes due 2024

No. [144A][RegS]-

The initial principal amount of this Note is $[________]

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

A-8-16

EXHIBIT B

FORM OF TRANSFER CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL NOTE

TO REGULATION S GLOBAL NOTE

PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

U.S. Bank National Association

190 S. LaSalle Street, 10th Floor

Chicago, Illinois 60603

Attn: Global Corporate Trust

Re: Baxter International Inc.

$_____________ Senior Notes due 20[    ] (the “Notes”)

Reference is hereby made to the Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture thereto, dated as of December 1, 2021 (collectively, the “Indenture”), between Baxter International Inc. (the “Company”) and U.S. Bank National Association, as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Regulation S under the Securities Act.

This Certificate relates to $_________ aggregate principal amount of Notes represented by a beneficial interest in the Rule 144A Security (CUSIP No. XXX) held with the Depositary by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Regulation S Security (CUSIP No. XXX) to be held by [[Euroclear] [Clearstream] (ISIN Code XXX) (Common Code [ ]) through] the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in such Notes and pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1) the Transferor is not a distributor of such Notes, the Company, or an Affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

(2) the offer of such Notes was not made to a person;

(3) either: (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (B) the transaction was executed in, on or through the facilities or a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(4) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

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(5) if the Transferor is a dealer in securities or has received a selling concession, fee or other remuneration in respect of such Notes covered by this Certificate, then the requirements of Rule 904(c)(1) of Regulation S have been satisfied; and

(6) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being exchanged or transferred.

[TRANSFEROR]

By:

Name:

Title:

Dated: _______________

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EXHIBIT C

FORM OF TRANSFER CERTIFICATE FOR THE TRANSFER OR EXCHANGE FROM

RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE AFTER THE

EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD

U.S. Bank National Association

190 S. LaSalle Street, 10th Floor

Chicago, Illinois 60603

Attn: Global Corporate Trust

Re: Baxter International Inc.

$_________ Senior Notes due 20[    ] (the “Notes”)

Reference is hereby made to the Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture thereto, dated as of December 1, 2021 (collectively, the “Indenture”), between Baxter International Inc. and U.S. Bank National Association, as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Regulation S under the Securities Act.

This Certificate relates to $_________ aggregate principal amount of Notes represented by a beneficial interest in the Rule 144A Security (CUSIP No. XXX) held with DTC by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Regulation S Security (CUSIP No. XXX) to be held by [[Euroclear] [Clearstream] (ISIN Code XXX) (Common Code [ ]) through] the Depositary.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in such Notes and that, with respect to transfers made in reliance on Regulation S under the Securities Act, pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(i) (A) the offer of such Notes was not made to a U.S. person; (B) either (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(ii) with respect to transfers made in reliance on Rule 144A under the Securities Act, such Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

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This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being exchanged or transferred.

[TRANSFEROR]

By:

Name:

Title:

Dated: _______________

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EXHIBIT D

FORM OF TRANSFER CERTIFICATE

FOR EXCHANGE OR TRANSFER FROM REGULATION S GLOBAL NOTE

TO RULE 144A GLOBAL NOTE

U.S. Bank National Association

190 S. LaSalle Street, 10th Floor

Chicago, Illinois 60603

Attn: Global Corporate Trust

Re: Baxter International Inc.

$__________ Senior Notes due 20[    ] (the “Notes”)

Reference is hereby made to the Indenture, dated as of December 1, 2021, as supplemented by the First Supplemental Indenture thereto, dated as of December 1, 2021 (collectively, the “Indenture”), between Baxter International Inc. (the “Company”) and U.S. Bank National Association, as trustee. Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture or Rule 144A under the Securities Act.

This Certificate relates to $__________ aggregate principal amount of Notes represented by a beneficial interest in the Regulation S Security (CUSIP No. XXX) (ISIN Code XXX) (Common Code [ ]) through DTC by or on behalf of [TRANSFEROR] as beneficial owner (the “Transferor”). The Transferor has requested an exchange or transfer or its interest in the Notes for an interest in the Rule 144A Security (CUSIP No. XXX).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer is being effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Rule 144A under the Securities Act, to a transferee that the Transferor reasonably believes is acquiring such Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of the any state of the United States or any other jurisdiction.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers of such Notes being transferred.

[TRANSFEROR]

By:

Name:

Title:

Dated: _______________

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